Exhibit 99.1

News Release

Community Healthcare Trust Announces Results for the Three Months Ended June 30, 2016
FRANKLIN, Tenn., August 11, 2016 / PRNewswire / -- Community Healthcare Trust Incorporated (NYSE: CHCT) (the "Company") today announced results for the three months ended June 30, 2016.  Normalized funds from operations for the three months ended June 30, 2016 totaled $0.34 per diluted common share.  The Company reported net income for the second quarter of approximately $508,000.

Highlights include:

•
During the second quarter of 2016, the Company acquired three properties for a total purchase price of $33.5 million, including cash consideration of $21.1 million and the repayment of a $12.5 million mortgage note that the Company funded in the first quarter of 2016. The three properties, located in three states, total approximately 153,446 square feet and were 93.7% leased upon acquisition.

•
A common stock dividend of 0.3825 per common share was declared on August 4, 2016 for the second quarter of 2016. This dividend is payable on September 2, 2016 to shareholders of record on August 19, 2016.

•
On August 10, 2016, the Company amended its revolving credit facility increasing the maximum borrowing capacity from $75.0 million to $150.0 million. Interest on the amended credit facility was adjusted downward by 25 basis points, certain financial covenants were adjusted or replaced, and the amended credit facility will mature on August 9, 2019, with two options to extend the facility, subject to the satisfaction of certain conditions.

About Community Healthcare Trust Incorporated
Community Healthcare Trust is a real estate investment trust that focuses on owning income-producing real estate properties associated primarily with the delivery of outpatient healthcare services in non-urban markets throughout the United States.  The Company had investments of approximately $205.0 million in 48 real estate properties and mortgages as of June 30, 2016, located in 18 states, totaling approximately 1.1 million square feet.
Additional information regarding the Company, including this quarter's operations, can be found at www.chct.reit.  Please contact the Company at 615-771-3052 to request a printed copy of this information.
Cautionary Note Regarding Forward-Looking Statements
In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks and uncertainties are discussed from time to time in the Company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein which speak only as of the date hereof. The Company undertakes no obligation to update forward-looking statements, whether as the result of new information, future developments, or otherwise, except as may be required by law.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands, except per share amounts)

	June 30, 2016	December 31, 2015
ASSETS
Real estate properties:
Land and land improvements	$22,601	$13,216
Buildings, improvements, and lease intangibles	171,407	119,716
Personal property	81	35
Total real estate properties	194,089	132,967
Less accumulated depreciation	(11,350)	(5,203)
Total real estate properties, net	182,739	127,764
Cash and cash equivalents	10,920	2,018
Mortgage note receivable, net	10,872	10,897
Other assets, net	3,082	2,124
Total assets	$207,613	$142,803

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Revolving credit facility	$—	$17,000
Accounts payable and accrued liabilities	2,521	812
Other liabilities	3,625	2,721
Total liabilities	6,146	20,533

Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value; 450,000,000 shares authorized; 12,911,078 and 7,596,940 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively	129	76
Additional paid-in capital	213,912	127,578
Cumulative net loss	(832)	(1,456)
Cumulative dividends	(11,742)	(3,928)
Total stockholders’ equity	201,467	122,270
Total liabilities and stockholders' equity	$207,613	$142,803

(1)
The Condensed Consolidated Balance Sheets do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2016 AND 2015
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
REVENUES
Rental income	$4,530	$729	$8,203	$729
Tenant reimbursements	1,105	107	2,062	107
Mortgage interest	561	—	1,097	—
	6,196	836	11,362	836

EXPENSES
Property operating	1,228	138	2,277	138
General and administrative	895	1,603	1,701	1,603
Depreciation and amortization	3,332	577	6,147	577
Bad debts	30	—	30	—
	5,485	2,318	10,155	2,318
OTHER INCOME (EXPENSE)
Interest expense	(222)	(41)	(602)	(41)
Interest and other income, net	19	14	19	14
	(203)	(27)	(583)	(27)
NET INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)	$508	$(1,509)	$624	$(1,509)

INCOME (LOSS) PER COMMON SHARE:
Net income (loss) per common share – Basic	$0.04	$(0.42)	$0.06	$(0.80)
Net income (loss) per common share – Diluted	$0.04	$(0.42)	$0.06	$(0.80)
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-BASIC	12,038,381	3,574,392	9,774,782	1,896,518
WEIGHTED AVERAGE COMMON SHARE OUTSTANDING-DILUTED	12,064,839	3,574,392	9,834,050	1,896,518

(1)
The Condensed Consolidated Statements of Comprehensive Income (loss) do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

COMMUNITY HEALTHCARE TRUST INCORPORATED
RECONCILIATION OF FFO AND NORMALIZED FFO (1)
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,
	2016	2015
Net income (loss)	$508	$(1,509)
Real estate depreciation and amortization	3,330	577
Total adjustments	3,330	577
Funds From Operations	$3,838	$(932)
Transaction costs	204	1,546
Straight line rent	(138)	(14)
Deferred compensation	140	26
Normalized Funds From Operations	$4,044	$626
Funds from Operations per Common Share-Diluted	$0.32	$(0.26)
Normalized Funds From Operations Per Common Share-Diluted	$0.34	$0.18
FFO Weighted Average Common Shares Outstanding	12,064,839	3,574,392
Normalized FFO Weighted Average Common Shares Outstanding (2)	12,064,839	3,563,389

(1)
Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and normalized FFO to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that normalized FFO is useful because it allows investors, analysts and Company management to compare the Company’s operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of FFO. FFO and FFO per share are operating performance measures adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures." The Company has included normalized FFO above which it has defined as FFO excluding certain expenses related to equity offerings, closing costs of properties acquired and mortgages funded, straight-line rent, deferred compensation and other non-cash items. Normalized FFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition.

FFO and normalized FFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company’s financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and normalized FFO should be examined in conjunction with net income as presented elsewhere herein.

(2)
Weighted average common shares outstanding used in calculating Normalized FFO for the three months ended June 30, 2015 includes the dilutive effect of 11,003 shares of restricted common stock that were excluded in calculating the weighted average common shares outstanding for FFO because the effect was anti-dilutive due to the net loss incurred in the period.

CONTACT: W. Page Barnes, 615-771-3052
SOURCE: Community Healthcare Trust Incorporated

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